SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

Filed by the Registrant :

Filed by a Party other than the Registrant G

Check the appropriate box:

            / /      Preliminary Proxy Statement

            / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

            / /      Definitive Proxy Statement

            /X/      Definitive Additional Materials

            / /      Soliciting  Material  Pursuant to Section  240.14a-11(c) or
                     Section 240.14a-12

                               INAMED CORPORATION
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                (Name of Registrant as Specified In Its Charter)

                   (Name of Persons(s) Filing Proxy Statement)
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            Payment of Filing Fee (Check the appropriate box):

            /X/      No fee required.

            / /      Fee   computed  on  table  below  per  Exchange  Act  Rules
                     14a-6(i)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:

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            (2)      Aggregate   number  of  securities  to  which   transaction
                     applies:

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            (3)      Per unit  price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11:

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            (4)      Proposed maximum aggregate value of transaction:


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            (5)      Total fee paid:


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            / /      Fee paid previously with preliminary materials:

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            / /      Check box if any part of the fee is offset as  provided  by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)      Amount Previously Paid:

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            (2)      Form, Schedule or Registration Statement No.:

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            (3)      Filing Party:

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            (4)      Date Filed:

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                               INAMED CORPORATION

                           3800 HOWARD HUGHES PARKWAY
                                    SUITE 900

                               LAS VEGAS, NV 89109

                                                                DECEMBER 7, 1998

DEAR FELLOW SHAREHOLDER:

WE HAVE PREVIOUSLY SENT TO YOU PROXY MATERIAL FOR THE SPECIAL MEETING OF INAMED CORPORATION TO BE HELD ON DECEMBER 21, 1998. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE PROPOSALS ON THE AGENDA.

SEVERAL OF THE PROPOSALS REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL OUTSTANDING SHARES. CONSEQUENTLY, YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. WHETHER OR NOT YOU HAVE ALREADY DONE SO, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENVELOPE PROVIDED.

VERY TRULY YOURS,



RICHARD G. BABBITT
CHAIRMAN, CEO AND PRESIDENT

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             If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED

                          TOLL-FREE, AT 1-888-750-5834.

                                 IMPORTANT NOTE:

                IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
           YOU MAY BE ABLE TO VOTE BY TELEPHONE, OR VIA THE INTERNET.
              PLEASE CALL INNISFREE AT 888-750-5834 FOR ASSISTANCE.

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                          ---------------------------

IN CONNECTION WITH THE SPECIAL MEETING, THE COMPANY HAS RETAINED INNISFREE M&A INCORPORATED TO ASSIST IN THE SOLICITATION OF PROXIES FOR A FEE OF $6,500 PLUS EXPENSES. THE COMPANY WILL REIMBURSE BANKS, BROKERAGE FIRMS AND OTHER CUSTODIANS, NOMINEES AND FIDUCIARIES FOR REASONABLE EXPENSES INCURRED BY THEM IN SENDING PROXY MATERIAL TO BENEFICIAL OWNERS OF THE COMPANY'S VOTING STOCK.